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                                    Exhibit A

Set forth below is the name, citizenship, address, position and present principal occupation of each of the directors and executive officers of the Zuellig Group N.A., Inc.

                                               Reporting Persons
                                               -----------------

                                           Residence
                                           or Business                  Position             Present
Name                     Citizenship       Address                      with the Issuer      Occupation
--------------------     -------------     ------------------------     ----------------     ----------------
Peter Zuellig            Switzerland       The Zuellig Group            None                 CEO
                                           910-914 Jardine House
                                           1 Connaught Place
                                           Central
                                           Hong Kong

Harvey L. Sperry         United States     Willkie Farr & Gallagher     Director             Attorney
                                           787 Seventh Avenue
                                           New York, NY 10023

Volker Wypyszyk          Germany           2550 El Presidio Street      Senior               Senior Executive
                                           Long Beach, CA 90810         Executive            Vice-President
                                                                        Vice-President

                                                                        Director

Kenneth C. Cleveland     United States     2550 El Presidio Street      CEO                  CEO
                                           Long Beach, CA 90810

Terry L. Feit            United States     2550 El Presidio Street      Secretary,           Secretary,
                                           Long Beach, CA 90810         Treasurer, and       Treasurer, and
                                                                        Chief Accounting     Chief Accounting
                                                                        Officer              Officer